                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 8, 1999
                    Capita Equipment Receivables Trust 1996-1

A New York                Commission File              I.R.S. Employer
Corporation               No. 333-08645                No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT

DETERMINATION DATE:                                              DECEMBER 8, 1999   PAYMENT DATE:   DECEMBER 15, 1999
COLLECTION PERIOD:                                              NOVEMBER 30, 1999

ITEM 5. OTHER

     I. INFORMATION REGARDING THE CONTRACTS

        1.      CONTRACT POOL PRINCIPAL BALANCE
                a.      Beginning of Collection Period                          $356,333,970
                b.      End of Collection Period                                $326,624,387
                c.      Reduction for Collection Period                         $ 29,709,582
        2.      DELINQUENT SCHEDULED PAYMENTS
                a.      Beginning of Collection Period                          $ 15,057,994
                b.      End of Collection Period                                $ 13,925,322
        3.      LIQUIDATED CONTRACTS
                a.      Number of Liquidated Contracts                                   216
                                                                                ------------
                        with respect to Collection Period
                b.      Required Payoff Amounts of Liquidated Contracts         $  1,867,780
                c.      Total Reserve for Liquidation Expenses                  $        --
                d.      Total Liquidation Proceeds Received(1)                  $  1,459,474
                e.      Liquidation Proceeds Allocated to Owner Trust           $  1,403,098
                f.      Liquidation Proceeds Allocated to Depositor             $     56,376
                g.      Current Realized Losses                                 $    464,683
        4.      PREPAID CONTACTS
                a.      Number of Prepaid Contracts with respect                         267
                                                                                ------------
                        to Collection Period
                b.      Required Payoff Amounts of Prepaid Contracts            $  1,237,656
        5.      PURCHASED CONTRACTS (BY TCC)
                a.      Number of Contracts Purchased by TCC with                          0
                                                                                ------------
                        respect to Collection Period
                b.      Required Payoff Amounts of Purchased Contracts          $        --



        6.      DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)



                                                                                   % OF AGGREGATE
                          NUMBER OF         % OF        AGGREGATE REQUIRED         REQUIRED PAYOFF
                          CONTRACTS       CONTRACTS       PAYOFF AMOUNTS              AMOUNTS
                          ---------       ---------     ------------------         ---------------
         a. Current        42,585          88.71%       $    301,661,037              88.58%
         b. 31-60 days      2,280           4.75%       $     18,807,655               5.52%
         c. 61-90 days      1,163           2.42%       $      8,635,269               2.54%
         d. 91-120 days       704           1.47%       $      4,890,772               1.44%
         e. 120+ days       1,272           2.65%       $      6,554,976               1.92%
         f. Total          48,004         100.00%       $    340,549,710             100.00%


        7.      HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS



                        % OF                    % OF                     % OF                   % OF
                     AGGREGATE               AGGREGATE                AGGREGATE              AGGREGATE
                  REQUIRED PAYOFF         REQUIRED PAYOFF          REQUIRED PAYOFF        REQUIRED PAYOFF
                      AMOUNTS                 AMOUNTS                  AMOUNTS                AMOUNTS

   COLLECTION
    PERIODS      31-60 DAYS PAST DUE     61-90 DAYS PAST DUE     91-120 DAYS PAST DUE    120+ DAYS PAST DUE
   ----------    -------------------     -------------------     --------------------    ------------------
    11/30/1999         5.52%                   2.54%                     1.44%                1.92%
    10/31/1999         5.83%                   2.31%                     1.53%                1.92%
    09/30/1999         5.65%                   2.34%                     1.31%                1.85%
    08/31/1999         5.08%                   2.06%                     1.62%                1.68%
    07/31/1999         5.33%                   2.43%                     1.29%                1.93%
    06/30/1999         5.02%                   2.43%                     1.52%                1.70%
    05/31/1999         6.17%                   2.59%                     1.27%                1.90%
    04/30/1999         5.66%                   2.37%                     1.08%                1.71%
    03/31/1999         5.84%                   2.32%                     1.08%                1.66%
    02/28/1999         6.98%                   2.44%                     1.30%                1.80%
    01/31/1999         6.09%                   2.24%                     1.17%                1.74%
    12/31/1998         5.94%                   1.90%                     1.23%                1.45%
    11/30/1998         6.15%                   1.94%                     0.92%                1.30%
    10/31/1998         4.92%                   1.55%                     0.90%                1.28%
    09/30/1998         4.39%                   1.47%                     0.91%                1.24%
    08/31/1998         4.08%                   1.59%                     0.83%                1.00%
    07/31/1998         4.04%                   1.42%                     0.82%                1.17%
    06/30/1998         3.90%                   1.37%                     0.77%                1.41%
    05/31/1998         4.46%                   1.51%                     0.80%                1.41%
    04/30/1998         4.47%                   1.54%                     0.98%                1.25%
    03/31/1998         3.85%                   1.61%                     0.98%                1.12%
    02/28/1998         6.83%                   2.00%                     0.79%                1.09%
    01/31/1998         4.39%                   1.21%                     0.65%                0.94%
    12/31/1997         3.50%                   1.25%                     0.54%                0.85%
    11/30/1997         2.78%                   0.42%                     0.24%                0.16%
    10/31/1997         3.64%                   1.07%                     0.45%                0.73%
    09/30/1997         3.21%                   0.95%                     0.48%                0.82%
    08/31/1997         3.58%                   0.95%                     0.50%                0.80%
    07/31/1997         3.11%                   0.90%                     0.53%                0.78%
    06/30/1997         3.53%                   0.90%                     0.57%                0.69%
    05/31/1997         3.06%                   0.99%                     0.58%                0.63%
    04/30/1997         2.99%                   1.08%                     0.47%                0.64%
    03/31/1997         3.73%                   0.96%                     0.46%                0.61%
    02/28/1997         3.70%                   0.97%                     0.55%                0.55%
    01/31/1997         3.27%                   0.97%                     0.49%                0.40%
    12/31/1996         4.10%                   0.96%                     0.39%                0.20%
    11/30/1996         3.49%                   0.83%                     0.34%                0.00%
    10/31/1996         2.90%                   0.64%                     0.01%                0.01%


        8.      HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                          COLLECTION         3 COLLECTION      6 COLLECTION PERIODS    CUMULATIVE SINCE
                                           PERIOD           PERIODS ENDING            ENDING             CUT-OFF DATE
                                         NOVEMBER-1999       NOVEMBER-1999          NOVEMBER-99
                                         -------------      --------------     --------------------    ----------------
    a.      Number of Liquidated              216               1,010                  2,676                22,103
            Contracts
    b.      Number of Liquidated              0.077%            0.360%                 1.261%               7.876%
            Contracts as a Percentage
            of Initial Contracts
    c.      Required Payoff Amounts of      1,867,780         6,539,062              14,574,319          133,154,948
            Liquidated Contracts
    d.      Liquidation Proceeds Allocated  1,403,098         3,440,078               5,727,912           32,865,569
            to Owner Trust
    e.      Aggregate Current Realized       464,683          3,098,983               8,846,407         100,289,379
            Losses
    f.      Aggregate Current Realized        0.015%             0.097%                 0.278%            3.149%
            Losses as a Percentage of
            Cut-off Date Contract Pool
            Principal Balance


II.  INFORMATION REGARDING THE SECURITIES

     1. SUMMARY OF BALANCE INFORMATION



                                         PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF
           CLASS               COUPON        DECEMBER 15, 1999    DECEMBER 15, 1999      NOVEMBER 15, 1999       NOVEMBER 15, 1999
                                RATE           PAYMENT DATE         PAYMENT DATE           PAYMENT DATE             PAYMENT DATE
   ------------------         -------    -----------------------  ------------------  -----------------------   ------------------
   a. Class A-1 Notes         5.6000%              $0                 0.00000                   $0                    0.00000
   b. Class A-2 Notes         5.9500%              $0                 0.00000                   $0                    0.00000
   c. Class A-3 Notes         6.1100%              $0                 0.00000                   $0                    0.00000
   d. Class A-4 Notes         6.2800%          $67,122,973            0.16772               $97,064,400               0.24253
   e. Class B Notes           6.5700%         $178,500,000            1.00000              $178,500,000               1.00000
   f. Equity Certificates     6.7500%          $95,659,329            0.75021               $95,659,329               0.75021
   g. Total                     N.A.          $341,282,302            0.10715              $371,223,729               0.11655



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $341,282,302 and the CCA Balance is $58,796,118.

        2. MONTHLY PRINCIPAL AMOUNT
           a. Principal Balance of Notes and Equity Certificates
              (End of Prior Collection Period)                                             $     371,223,729
           b. Contract Pool Principal Balance (End of Collection Period)                   $     326,624,387
           c. Monthly Principal Amount                                                     $      44,599,341
        3. GROSS COLLECTIONS
           a. Scheduled Payments Received                                                  $      29,132,280
           b. Liquidation Proceeds Allocated to Owner Trust                                $       1,403,098
           c. Required Payoff Amounts of Prepaid Contracts                                 $       1,237,656
           d. Required Payoff Amounts of Purchased Contracts                               $             --
           e. Proceeds of Clean-up Call                                                    $             --
           f. Investment Earnings on Collection Account and Note Distribution Account      $          98,233
           g. Extension Fees Allocated to Owner Trust                                      $             --
           h. Total Gross Collections (sum of (a) through (g))                             $      31,871,267
        4. DETERMINATION OF AVAILABLE FUNDS
           a. Total Gross Collections                                                      $      31,871,267
           b. Withdrawal from Cash Collateral Account                                      $         464,683
           c. Total Available Funds                                                        $      32,335,950



        5.      APPLICATION OF AVAILABLE FUNDS


          ITEM                            AMOUNT                 REMAINING AVAILABLE FUNDS
          ----                            ------                 -------------------------
   a. Total Available Funds                                          $     32,335,950
   b. Servicing Fee                    $        371,181              $     31,964,768
   c. Interest on Notes:
      i)   Class A-1 Notes             $           --                $     31,964,768
      ii)  Class A-2 Notes             $           --                $     31,964,768
      iii) Class A-3 Notes             $           --                $     31,964,768
      iv)  Class A-4 Notes             $        507,970              $     31,456,798
      v)   Class B Notes               $        977,288              $     30,479,511
   d. Interest on Equity               $        538,084              $     29,941,427
      Certificates
   e. Principal of Notes and
      Equity Certificates:
      i)   Class A-1 Notes             $           --                $     29,941,427
      ii)  Class A-2 Notes             $           --                $     29,941,427
      iii) Class A-3 Notes             $           --                $     29,941,427
      iv)  Class A-4 Notes             $     29,941,427              $           --
      v)   Class B Notes               $           --                $           --
      vi)  Equity Certificates         $           --                $           --
   f. Deposit to Cash                  $           --                $           --
      Collateral Account
   g. Amount to be applied in          $           --                $           --
      accordance with CCA
      Loan Agreement
   h. Balance, if any, to Equity       $           --                $           --
      Certificates




III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION


                                                                                DECEMBER 15, 1999
                        ITEM                                                        PAYMENT DATE
                        ----                                                    -----------------
        a.      Available Cash Collateral Amount (Beginning)                    $     59,260,801
        b.      Deposits to Cash Collateral Account                             $           --
        c.      Withdrawals from Cash Collateral Account                        $        464,683
        d.      Releases of Cash Collateral Account Surplus                     $           --
                (Excess, if any of (a) plus (b) minus (c) over (f))
        e.      Available Cash Collateral Amount (End)                          $     58,796,118
                (Sum of (a) plus (b) minus (c) minus (d))
        f.      Requisite Cash Collateral Amount                                $     63,704,600
        g.      Cash Collateral Account Shortfall                               $      4,908,482
                (Excess, if any, of (f) over (e))
     2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a.      For Payment Dates from, and including, the
                November 1996 Payment Date  to,
                and including, the October 1997 Payment Date
                1) Initial Cash Collateral Amount                               $    207,040,000
        b.      For Payment Dates from, and including,
                the November 1997
                Payment Date until
                the Final Payment Date, the sum of
                1) 8% of the Contract Pool Principal Balance                    $     26,129,951
                2) The Aggregate Principal Balance of the Notes                 $     14,657,914
                and the Equity Certificate Balance less the
                Contract Pool Principal Balance
                3) Total ((1) plus (2))                                         $     40,787,865

        c.      Floor equal to the lesser of
                1) 2% of Cut-Off Date Contract Pool Principal                   $     63,704,600
                Balance ($63,704,600); and
                2) the Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance                              $     63,704,600
        d.      Requisite Cash Collateral Amount
     3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS                      $           --
        a.      Interest Shortfalls
        b.      Principal Deficiency Amount                                     $        464,683
        c.      Principal Payable at Stated Maturity Date of                    $           --
                Class of Notes or Equity Certificates                           $        464,683
        d.      Total Cash Collateral Account Withdrawals



IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES



        DISTRIBUTION              CLASS A-1       CLASS A-2       CLASS A-3
          AMOUNTS                   NOTES           NOTES          NOTES
        ------------              ---------       ---------       ---------
     1. Interest Due               $    --        $     --        $     --
     2. Interest Paid              $    --        $     --        $     --
     3. Interest Shortfall         $    --        $     --        $     --
     ((1) minus (2))
     4. Principal Paid             $    --        $     --        $     --
     5. Total Distribution Amount  $    --        $     --        $     --
     ((2) plus (4))




       DISTRIBUTION                    CLASS A-4        CLASS B         EQUITY
         AMOUNTS                         NOTES           NOTES       CERTIFICATES      TOTALS
       ------------                    ---------        -------      ------------      ------
     1. Interest Due                  $   507,970      $977,288       $538,084      $  2,023,342
     2. Interest Paid                 $   507,970      $977,288       $538,084      $  2,023,342
     3. Interest Shortfall            $     --         $   --         $  --         $     --
     ((1) minus (2))
     4. Principal Paid                $29,941,427      $   --         $  --         $ 29,941,427
     5. Total Distribution Amount     $30,449,397      $977,288       $538,084      $ 31,964,768
     ((2) plus (4))




V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


                                                   AS OF END OF           AS OF END OF
                ITEM                                NOVEMBER-99            OCTOBER-99
                                                 COLLECTION PERIOD       COLLECTION PERIOD
                ----                             -----------------       -----------------

     1. ORIGINAL CONTRACT CHARACTERISTICS
        a. Original Number of Contracts             280,634                     N.A.
        b. Cut-Off Date Contract Pool             3,185,229,329                 N.A.
           Principal Balance
        c. Original Weighted Average               38.6 months                  N.A.
            Remaining Term
        d. Weighted Average                        56.1 months                  N.A.
           Original Term
     2. CURRENT CONTRACT CHARACTERISTICS
        a. Number of Contracts                       48,004                   50,929
        b. Average Contract                           6,804                    6,997
           Principal Balance
        c. Weighted Average                            20.8                     21.0
           Remaining Term


VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE


                PAYMENT DATE            SINCE ISSUE        PAYMENT DATE            SINCE ISSUE
                  PERIOD                   CPR               PERIOD                    CPR
                ------------            -----------        ------------            -----------
                0       Oct-96
                1       Nov-96             10.866%          22      Aug-98            7.327%
                2       Dec-96              7.964%          23      Sep-98            7.253%
                3       Jan-97              8.606%          24      Oct-98            7.147%
                4       Feb-97              8.254%          25      Nov-98            7.198%
                5       Mar-97              7.615%          26      Dec-98            7.079%
                6       Apr-97              7.211%          27      Jan-99            7.208%
                7       May-97              8.268%          28      Feb-99            7.415%
                8       Jun-97              7.752%          29      Mar-99            7.485%
                9       Jul-97              7.784%          30      Apr-99            7.965%
                10      Aug-97              7.781%          31      May-99            8.545%
                11      Sep-97              7.506%          32      Jun-99            8.120%
                12      Oct-97              7.348%          33      Jul-99            8.446%
                13      Nov-97              7.346%          34      Aug-99            8.506%
                14      Dec-97              6.629%          35      Sep-99            8.419%
                15      Jan-98              6.741%          36      Oct-99            8.134%
                16      Feb-98              7.251%          37      Nov-99            7.903%
                17      Mar-98              6.870%          38      Dec-99            7.818%
                18      Apr-98              7.200%
                19      May-98              7.072%
                20      Jun-98              6.870%
                21      Jul-98              7.232%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
    Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
   Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on December 15, 1999.


  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.



                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   ___________
                                   Glenn Votek
                     Executive Vice President, and Treasurer